Persimmon Growth Partners Investor Fund
Change in Independent Registered Public Accounting Firm (Unaudited)

On September 21, 2011, the Audit Committee for Persimmon Growth Partners Investor Fund (the "Fund") approved a plan to replace McGladrey & Pullen, LLP ("McGladrey") as the Fund's Independent Registered Public Accounting Firm. Accordingly, on September 26, 2011, the Fund dismissed McGladrey from acting as the Independent Registered Public Accounting Firm of the Fund.

The audit reports of McGladrey on the Fund's financial statements for the last fiscal period did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal period from September 1, 2010 (Commencement of Operations) to March 31, 2011,  and through the date of McGladrey’s dismissal as the Fund’s Independent Registered Public Accounting Firm, there were no disagreements between the Fund and McGladrey concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make reference to the subject matter of the disagreements in connection with its reports; and there were no reportable events as defined in Item 304(a)(1)-(3) of Regulation S-K.

On September 21, 2011, the Fund engaged EisnerAmper LLP ("EisnerAmper") as the Fund's Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2012, replacing McGladrey as the Fund's prior Independent Registered Public Accounting Firm. This action was taken pursuant to resolutions of the Board of Directors of the Fund, including the Directors who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, acting on the recommendation of its Audit Committee.

The Fund did not consult with EisnerAmper during its last fiscal period and up to the date that EisnerAmper was engaged as the Fund’s Independent Registered Public Accountant on the application of accounting principles to a specified transaction, the type of opinion that might be rendered on the Fund's financial statements, any accounting, auditing or financial reporting issue, or any item that was either the subject of a disagreement or a reportable event as defined in Item 304 (a)(1)-(3) of Regulation S-K.